Exhibit 99.2

DESIGNED TO RESPOND BUILT TO DELIVER Landstar System, Inc. Earnings Conference Call Third Quarter 2022 September 24, 2022 Date Published: 10/19/2022

## *Forward Looking Statements Disclaimer:*

The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are "forward looking statements." This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar's business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar's Form 10-K for the 2021 fiscal year and Form 10-Qs for the 2022 first and second fiscal quarters, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements.

Date Published: 10/19/2022

LANDSTAR

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## *Non-GAAP Financial Measures:*

In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution.

Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company's business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors' evaluations of the Company's management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers.

Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company's financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company's results as compared to the results of peer companies; and (3) management considers this financial information in its decision making.

A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2022 and 2021 third quarters and year-to-date periods is included in this slide presentation as Appendix A.

Date Published: 10/19/2022

LANDSTAR

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Who We Are Landstar, a Fortune 500 company, is a worldwide, technology -enabled, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. 4 Date Published: 10/19/2022

Our Network September 24, 2022 YTD Results $5.76 billion in revenue Agents 2.00 million loadings Approx. 1,200 593 million dollar agents (based on 2021 fiscal year) 11,644 BCO trucks 101,429 Carriers Landstar Employees 18,000+ Trailers Approx. 1,300 Capacity Customers 112,000+ 25,000+ 5 Date Published: 10/19/2022

Transportation Management Services Percentage of Revenue 3Q21                 3Q22 Truck Transportation Truckload Van equipment 53% 50% Unsided/platform equipment 24% 25% Less-than-truckload 2% 2% Other truck transportation 12% 11% Rail intermodal 3% 2% Ocean and air cargo 5% 9% 6 Date Published: 10/19/2022

Revenue ($’s in thousands) Year-to-Date Quarter Year over Prior Year Rate (1) Volume (2) Change Qtr over Prior Year Qtr Rate (1) Volume (2) Change Truck Revenue 10.0% 9.9% 20.8% Truck Revenue 0.1% 1.0% 1.1% Rail Intermodal Revenue 19.4% -21.0% -5.6% Rail Intermodal Revenue 9.7% -43.3% -37.8% Ocean/Air Revenue 113.3% 16.1% 147.5% Ocean/Air Revenue 72.7% 13.1% 95.3% Insurance Premiums NA NA 11.0% Insurance Premiums NA NA 7.8% Total Revenue 25.5% Total Revenue 4.7% (1) Percentage change in rate is calculated on a revenue per load basis. (2) Percentage change in volume is calculated on the number of loads hauled. 7 Date Published: 10/19/2022

Truckload Loadings and Revenue per Truckload Trends

Van Equipment



Number of Loads
400,000
370,000
340,000
310,000
280,000
250,000
220,000
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22



Revenue per Load
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Unsided/Platform Equipment



Number of Loads
150,000
140,000
130,000
120,000
110,000
100,000
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22



Revenue per Load
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

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Date Published: 10/19/2022

LANDSTAR

Industries Served As a Percentage of Revenue Quarterover Prior Year Quarter 3Q21                 3Q22 Changein Revenue Consumer Durables 30.3 28.6 -1% Machinery 11.1 12.1 14% Automotive 6.8 8.7 33% Building Products 8.2 8.5 8% AA&E, Hazmat 8.7 8.4 0% Metals 5.1 4.9 1% Foodstuffs 3.9 3.4 -10% Substitute Line Haul 5.4 3.3 -36% Other 20.5 22.1 14% Transportation Revenue 100.0 100.0 5% 9 Date Published: 10/19/2022

Gross Profit (1)and Gross Profit Margin (2) ($’s in thousands) Year-to-Date Quarter 11.1% 10.6% 10.9% 10.2% (1) Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. (2) Gross profit margin equals gross profit divided by revenue. 10 Date Published: 10/19/2022

Variable Contribution(1)and Variable Contribution Margin (2) ($’s in thousands) Year-to-Date Quarter 14.2% 13.6% 14.0% 13.5% (3) (3) 3rd Qtr YTD 3rd Qtr Changes in variable contribution Changes in variable contribution margin % margin %     2021 Period 14.2     2021 Period 14.0                 Revenue - fixed 0.0                 Revenue - fixed -0.1                 Revenue - variable 0.3                 Revenue - variable 0.3                 Change in mix and other -0.9                 Change in mix and other -0.7     2022 Period 13.6     2022 Period 13.5 (1) Variable contribution equals revenue less the cost of purchased transportation and commissions to agents. (2) Variable contribution margin equals variable contribution divided by revenue. (3) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 46% and 40% of revenue in the 2021 and 2022 year-to-date periods, respectively, and 44% and 39% of revenue in the 2021 and 2022 third quarters, respectively. 11 Date Published: 10/19/2022

Operating Income as a % of Gross Profit ($’s in thousands) Year-to-Date Quarter 69.8% 73.4% 69.4% 71.9% 12 Date Published: 10/19/2022

Operating Income as a % of Variable Contribution ($’s in thousands) Year-to-Date Quarter 54.7% 57.0% 54.2% 54.3% 3rd Qtr YTD 3rd Qtr Changes in operating income as a % of variable Changes in operating income as a % of variable contribution % contribution %     2021 Period 54.7     2021 Period 54.2                 Other operating costs -0.3                 Other operating costs -1.1                 Insurance and claims -0.8                 Insurance and claims -0.6                 SG&A 3.2                 SG&A 2.7                 Depreciation and amortization 0.2                 Depreciation and amortization -0.9     2022 Period 57.0     2022 Period 54.3 13 Date Published: 10/19/2022

Truck Capacity Data (All information is provided as of the end of the applicable period) Sep 25, Dec 25, Sep 24, (2) (2) 2021 2021 2022 BCO Independent Contractors                 10,955                 11,057                 10,742 Truck Brokerage Carriers: (1)     Approved and Active                 58,676                 64,476                 71,207     Other Approved                 24,602                 25,870                 30,222                 83,278                 90,346     101,429 Total Available Truck Capacity Providers                 94,233     101,403     112,171 Trucks                 Provided by BCO Independent Contractors                 11,746                 11,864 11,644 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue, and the cost of purchased transportation were $330.2 million and $182.7 million in the 2022 and 2021 year-to-date periods, respectively, and $120.4 million and $68.7 million in the 2022 and 2021 third quarters, respectively. 14 Date Published: 10/19/2022

Key Balance Sheet and Cash Flow Statistics ($’s in thousands) Sep 25, Sep 24, 2021 2022 Balance sheet (period end amounts):     Debt to Capital 10% 11%     Net Cash (1) $                169,867 $                118,963 Cash flow (year-to-date):     Cash flow from operations $                216,990 $                436,381     Capital expenditures $                 18,561 $                21,096     Share repurchases $                 50,230 $                285,983     Dividends paid $                102,463 $                104,893 Returns (trailing 12 months):     Return on Equity 43% 52%     Return on Invested Capital 38% 46%     Return on Assets 20% 23% (1)Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. 15 Date Published: 10/19/2022

Free Cash Flow (1) , Stock Purchases and Dividends (In Thousands) $350,000 43,000 $300,000 42,000 $250,000 41,000 $200,000 40,000 $150,000 39,000 $100,000 38,000 $50,000 $0 37,000 2017 2018 2019 2020 2021 Free Cash Flow Share Purchases Dividends Paid Common Share Count Third Quarter 2022 YTD (000’s) Free cash flow (1) $     415,285 Share purchases $     285,983 Dividends paid $     104,893 Ending common share count                  35,925 (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. 16 Date Published: 10/19/2022

Appendix A Reconciliation of Gross Profit to Variable Contribution ($’s in thousands) Thirty Nine Weeks Ended Thirteen Weeks Ended September 24, September 25, September 24, September 25, 2022 2021 2022 2021 Revenue $5,761,795 $4,592,551 $ 1,816,132 $1,734,299 Costs of revenue: Purchased transportation 4,512,341 3,583,197 1,416,323 1,356,671 Commissions to agents 465,759 356,997 154,125 135,295 Variable costs of revenue 4,978,100 3,940,194 1,570,448 1,491,966 Trailing equipment depreciation 27,760 26,362 9,397 8,615 Information technology costs (1) 13,868 9,534 4,829 3,450 Insurance -related costs (2) 98,821 78,175 32,380 30,502 Other operating costs 34,878 27,117 13,356 10,572 Other costs of revenue 175,327 141,188 59,962 53,139 Total costs of revenue 5,153,427 4,081,382 1,630,410 1,545,105 Gross profit $608,368 $511,169 $185,722 $189,194 Gross profit margin 10.6% 11.1% 10.2% 10.9% Plus: other costs of revenue 175,327 141,188 59,962 53,139 Variable contribution $783,695 $652,357 $245,684 $242,333 Variable contribution margin 13.6% 14.2% 13.5% 14.0% (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company’s Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 17 Date Published: 10/19/2022

DESIGNED TO RESPOND BUILT TO DELIVER 18 Date Published: 10/19/2022